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                                                                     Exhibit 2.1

                       ANWORTH MORTGAGE ASSET CORPORATION

                               PURCHASE AGREEMENT

     This PURCHASE AGREEMENT (this "Agreement"), dated as of December 20, 2001,
                                    ---------
is made by and among Anworth Mortgage Asset Corporation, a Maryland corporation (the "Company"), FBR Asset Investment Corporation, a Virginia corporation (the
      -------
"Investor").
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                                    RECITALS:

     A.   The Company desires to issue and sell 500,000 shares (the "Shares") of
                                                                     ------
the Company's Common Stock to the Investor in a private placement (the "Offering") at a price per share to the Investor of $7.78125, for an aggregate
 --------
price of $3,890,625 (the "Purchase Price").
                          --------------

     B. The Investor desires, upon the terms and conditions stated in this Agreement, to purchase shares of the Company's Common Stock in the Offering.

     C. The Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

     D. The capitalized terms used herein and not otherwise defined have the meanings given them in Article IX hereof.

     In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

                                   Article I
                         PURCHASE AND SALE OF SECURITIES

     1.1  Purchase and Sale of Shares. At the Closing, the Investor will deliver
          ---------------------------
to the Company the Purchase Price by bank check or wire transfer of immediately available funds. Upon execution of this Agreement, the Company shall authorize its transfer agent (the "Transfer Agent") to arrange delivery to the Investor of
                         --------------
one or more stock certificates representing the number of Shares, each such certificate to be registered in the name of the Investor or, if so indicated by the Investor, in the name of a nominee designated by the Investor. If the Company is eligible to conduct the Closing through the electronic book entry facilities of the Depository Trust Corporation and the Transfer Agent, then the Company shall use its best efforts to issue the Shares electronically to the Investor.

     1.2  Closing. Subject to the satisfaction or waiver of the conditions set
          -------
forth in Articles VII and VIII hereof, the closing (the "Closing") will take
                                                         -------
place at 6:30 a.m. Pacific time on December 27, 2001 or at another date or time agreed upon by the parties to this Agreement (the "Closing Date"). The Closing
                                                   ------------
will be held at the offices of Morrison & Foerster LLP, 555 West

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Fifth Street, Suite 3500, Los Angeles, California, 90013, or at such other place as the parties agree.

                                   Article II
                    INVESTOR'S REPRESENTATIONS AND WARRANTIES

     The Investor represents and warrants to the Company that:

     2.1  Investment Purpose. The Investor is purchasing the Shares for its own
          ------------------
account and not with a present view toward the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representation herein, the Investor does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act and the terms and conditions of this Agreement.

     2.2  Accredited Investor Status. The Investor is an "accredited investor"
          --------------------------
as defined in Rule 501(a) of Regulation D. The Investor has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

     2.3  Reliance on Exemptions. The Investor understands that the Shares are
          ----------------------
being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares.

     2.4  Information. The Investor and its advisors, if any, have been
          -----------
furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Shares, that have been requested by the Investor or its advisors, if any. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by the Investor or any of its advisors or representatives modifies, amends or affects the Investor's right to rely on the Company's representations and warranties contained in Article III below. The Investor acknowledges and understands that its investment in the Shares involves a significant degree of risk and the Investor's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment.

     2.5  Governmental Review. The Investor understands that no United States
          -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or an investment therein.

     2.6  Transfer or Resale. The Investor understands that:
          ------------------

          (a) except as provided in Article V, the Shares have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Shares for an indefinite period of time because

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the Shares may not be transferred unless (i) the resale of the Shares is registered pursuant to an effective registration statement under the Securities Act; (ii) the Investor has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or under Rule 144 and, in the case of sales or transfers not under Rule 144, the Shares are to be sold or transferred only to one or more "accredited investor" (as defined in Rule 501(a) of Regulation D); or (iii) the Shares are sold or transferred to an affiliate (as defined in Rule 144) of the Investor pursuant to an exemption from registration under the Securities Act;

          (b) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

          (c) except as set forth in Article V, neither the Company nor any other person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     2.7  Legends. The Investor understands that until (a) the Shares may be
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sold by the Investor under Rule 144(k) and the Investor has delivered the
Company the legal opinion described in Section 2.6(a) above or (b) such time as the resale of the Shares has been registered under the Securities Act as contemplated by Article V, the certificates representing the Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article VI hereof.

     2.8  Authorization; Enforcement. This Agreement has been duly and validly
          --------------------------
authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of

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creditors generally and the application of general principles of equity. The
Investor has all requisite power to enter into and perform its obligations under the Agreement.

     2.9  Residency. The Investor is a resident of the jurisdiction set forth
          ---------
immediately below such Investor's name on the signature pages hereto.

     2.10 No Conflicts; No Violation.
          --------------------------

          (a) The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of the Investor's Certificate of Incorporation or other organizational document, or
(ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture or other instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor.

          (b) The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, except for such consents, authorizations, orders, filings or registrations which have already been obtained.

     2.11 No Brokers. The Investor has taken no action which would give rise to
          ----------
any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

                                  Article III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents, warrants and covenants to the Investor that:

     3.1 The Company has an authorized capitalization as set forth in its most recent filings with the Securities and Exchange Commission under the Securities Act and/or Exchange Act (collectively, the "Securities Filings"); all of the
                                            ------------------
outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; except as disclosed in the Securities Filings, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

     3.2  The Company has no subsidiaries.

     3.3 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own

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its properties, to conduct its business as described in the Securities Filings and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     3.4 The Company is duly qualified or licensed by each jurisdiction in which it conducts its business and in which the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise) of the Company, and the Company is duly qualified, and in good standing, in each jurisdiction in which it owns or leases real property or maintains an office and in which such qualification is necessary, except where the failure to be so qualified and in good standing would not reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise) of the Company; other than its ownership of 68,300 shares of the Class A Preferred Stock of Thornburg Mortgage Asset Corporation, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

     3.5 The Company is in material compliance with all governmental rules and regulations necessary to conduct the business now operated by it and has not received or any notice of changes in existing governmental rules or regulations that, if modified adversely to the Company would have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise) of the Company.

     3.6 The Company is not in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) its articles of incorporation or by-laws, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or its properties is bound, except for such breaches or defaults which would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company, the execution, delivery and performance of this Agreement, and consummation of the transactions contemplated hereby will not: (i) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision of the articles of incorporation or bylaws of the Company, or (B) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or (ii) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company, except in the case of clause (i)(B) and this clause (ii) for such breaches, defaults, liens, charges, claims or encumbrances which would not have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise) of the Company.

     3.7 This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general

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principles equity, and except to the extent that the indemnification and contribution provisions of this Agreement may be limited by federal or state securities laws and public policy considerations in respect thereof.

     3.8 No approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's consummation of the transactions contemplated by this Agreement and its sale and delivery of the Shares, other than any necessary registration or qualification under federal or state securities or blue sky laws.

     3.9 The Company possesses all certificates, authorizations or permits required to be issued by appropriate governmental agencies or bodies and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, if determined or modified adversely to the Company, would, individually or in the aggregate, have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise) of the Company.

     3.10 Other than a written claim dated October 29, 2001, by Pamela J. Watson (the "Watson Claim") against Anworth Mortgage Advisory Corporation (the "Manager"), a copy of which has been provided to the Investor, there are no actions, suits, proceedings, or, to the knowledge of the Company, inquiries or investigations, pending or, to the knowledge of the Company, threatened against the Company or to which the properties, assets or rights of the Company are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order having a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise) of the Company.

     3.11 The financial statements, including the notes thereto, included in the Securities Filings present fairly the financial position of the Company as of the dates indicated and the results of operations and changes in financial position and cash flows of the Company for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and in accordance with Regulations S-X promulgated by the SEC.

     3.12 Subsequent to the dates as of which information is given in the latest Securities Filings and except as may be otherwise stated in the Securities Filings, there has not been (i) any material adverse change in the assets, business, operations, earnings, properties or condition (financial or otherwise) of the Company, whether or not arising in the ordinary course of business, (ii) any transaction, which is material to the Company, contemplated or entered into by the Company which is outside the ordinary course of the Company's business,
(iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company, which is material to the Company and which is outside the ordinary course of the Company's business or (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     3.13 The Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and

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nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement to which the Company is a party.

     3.14 The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the Amex.

     3.15 The Company has good title to all personal property owned by it, free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Securities Filings or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made of such property by the Company; and any real property and buildings held under lease by the Company are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Securities Filings or are not material and do not interfere with the use made of such property and buildings by the Company.

     3.16 The Company owns, possesses or can acquire on reasonable terms adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company to conduct its business as described in the Securities Filings, and the Company has not received written notice of infringement of or conflict with asserted rights of others with respect to any Intangibles which could materially and adversely affect the business, properties, assets, results of operations or condition (financial or otherwise) of the Company.

     3.17 The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     3.18 The Company has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid or will pay on a timely basis all taxes shown as due thereon; and no tax deficiency has been asserted against the Company, nor does the Company know of any tax deficiency which is likely to be asserted against it, which if determined adversely to it could materially adversely affect its business, properties, assets, results of operations or condition (financial or otherwise); all tax liabilities are adequately provided for on the books of the Company.

     3.19 The Company maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies in similar businesses,

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including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

     3.20 Except with respect to the Watson Claim, the Company has not, to its knowledge, violated, or received written notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, the violation of any of which could have a material adverse effect on the business, operations, earnings, properties or condition (financial or otherwise) of the Company.

     3.21 Neither the Company nor any executive officer or director purporting to act on behalf of the Company, has at any time; (i) made any unlawful contributions to any candidate for political office, or failed to disclose fully any such contributions, or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law.

     3.22 Except as otherwise disclosed in the Securities Filings, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them.

     3.23 All securities issued by the Company have been issued and sold in material compliance with (i) all applicable federal and state securities laws,
(ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the Amex.

     3.24 The Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida). Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

     3.25 the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

     3.26 the Company is not in breach of, or default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), the management agreement dated March 17, 1998 (the "Management Agreement") between the Company and the Manager, except where such breach or default would not have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise) of the Company.

     3.27 Except for the stockholder demand provisions of Section 857(f)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company, since its date of inception, has been, and upon the sale of the Shares will continue to be, organized and operated in material conformity with the requirements for qualification and taxation as a "real estate investment trust"

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(a "REIT") under Sections 856 through 860 of the Code, for all taxable years commencing with its taxable year ended December 31, 1998. The proposed method of operation of the Company as described in the Securities Filings would reasonably be expected to enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code presently in effect, and, to the Company's knowledge, no actions have been taken (or not taken which are required to be taken) by the Company which would reasonably be expected to cause such qualification to be lost.

        3.28 The Company has retained PricewaterhouseCoopers LLP as its qualified accountants and qualified tax experts, and PricewaterhouseCoopers LLP
(i) periodically tests procedures and conduct annual compliance reviews designed to determine compliance with the REIT provisions of the Code and (ii) assists the Company in monitoring what it believes are appropriate accounting systems and procedures designed to determine compliance with the REIT provisions of the Code.

        3.29 The Company is not, and, after giving effect to the offering and sale of the Shares, will not be an "investment company", or an entity "controlled" by an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                                   ARTICLE IV
                                    COVENANTS

        4.1    Securities Law Compliance. The Company will comply with all
               -------------------------
applicable laws relating to the sale of the Shares and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated by the SEC).

        4.2    Expenses. The Company and the Investor are each liable for, and
               --------
will pay, their respective own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses.

        4.3    Listing. On or before the registration of the Shares for resale
               -------
pursuant to Article V hereof, the Company will use its best efforts to secure the listing of the Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Investor owns any of the Shares, will use its best efforts to maintain such listing of the Shares. The Company will use its best efforts to obtain and, so long as any Investor owns any of the Shares, maintain the listing and trading of its Common Stock on the Amex, the New York Stock Exchange or Nasdaq, and will use its best efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Shares Dealers, Inc. and such exchanges, as applicable.

        4.4    No Integration. The Company will not make any offers or sales of
               --------------
any security (other than the Shares) under circumstances that would cause the offering of the Shares to be integrated with any other offering of securities by the Company (a) for the purpose of any

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stockholder approval provision applicable to the Company or its securities or
(b) for purposes of any registration requirement under the Securities Act.

                                    ARTICLE V
                         REGISTRATION OF THE SECURITIES

        5.1    Registration Procedures and Expenses.  The Company shall:
               ------------------------------------

               (a) Subject to receipt of necessary information in writing from the Investor, the Company shall prepare and file with the SEC, as soon as practicable, but in no event later than February 4, 2002 (the "Filing Date"), a
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registration statement on Form S-3 (the "Registration Statement") to enable the
                                         ----------------------
resale of the Shares (together with any shares of capital stock issued or issuable from time to time, with any adjustments, in exchange for or otherwise with respect to the Shares) by the Investor from time to time through Amex (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately-negotiated transactions. If Form S-3 is not available at that time, then the Company will file a Registration Statement on such form as is then available to effect a registration of the Shares, subject to the consent of the Investor, which consent shall not be unreasonably withheld. The Company shall not, and will not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under this Section 5.1 without the consent of the holders of a majority in interest of the Shares. In addition, the Company shall not register, or agree to register, any of its securities for the account of stockholders other than the holders of the Shares, without the consent of the holders of a majority in interest of the Shares, until the Registration Statement with respect to the Shares has been declared effective.

               (b) Use its best efforts, subject to receipt of necessary information from the Investor, to cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the sixtieth (60th) day after the Closing Date (the "Required Effective Date"). However, so long as the Company filed the
 -----------------------
Registration Statement by the Filing Date, if the Registration Statement receives SEC review, then the Required Effective Date will be the ninetieth
(90th) day after the Closing Date. The Company will promptly respond to all comments received from the staff of the SEC. If the Company receives notification from the SEC that the Registration Statement will receive no action or review from the SEC, then the Company will, subject to its rights under
Section 5.2, use its best efforts to cause the Registration Statement to become effective within five (5) business days after such SEC notification.

               (c) Use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to the Shares purchased hereunder, the earliest of (i) the second anniversary of the date of effectiveness of the Registration Statement with respect to the Shares, (ii) the date on which the Investor may sell all Shares then held by the Investor, without registration or without regard to any volume limitations by reason of Rule 144(k) of the Securities Act or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a Registration Statement (the "Registration Period").
                -------------------

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                (d)  Furnish to the Investor and to its legal counsel (i)
promptly after each document is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each Preliminary Prospectus and final Prospectus and each amendment or supplement thereto; and each letter written by or on behalf of the Company to the SEC and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any item thereof which contains information for which the Company has sought confidential treatment); and (ii) such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor, provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or Blue Sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses. The Company will promptly notify the Investor by facsimile of the effectiveness of the Registration Statement and any post-effective amendment.

                (e) Use its best efforts to (i) register and qualify the Shares covered by a Registration Statement under such other securities or Blue Sky laws of such jurisdictions as the Investor reasonably requests, (ii) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (iii) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take any other actions reasonably necessary or advisable to qualify the Shares for sale in such jurisdictions. Notwithstanding the foregoing, the Company is not required, in connection with such obligations, to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 5.1, (B) subject itself to general taxation in any such jurisdiction,
(C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause material expense or burden to the Company, or (E) make any change in its Certificate of Incorporation or By-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

                (f) During the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder.

                (g) Bear all registration expenses in connection with the procedures in paragraphs (a) through (f) of this Section 5.1 and the registration of the Shares pursuant to the Registration Statement (excluding underwriting, brokerage and other selling commissions and discounts and the fees and expenses of counsel(s) to the Investor).

                (h) Advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

                (i) The Investor shall furnish to the Company such information regarding itself, the Shares to be sold by the Investor, and the intended method of disposition of such Shares as shall be required to effect the registration of the Shares.

                (j) The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder, provided, however, that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period in which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of
(i) the ninetieth (90th) day after such SEC notification, or (ii) one hundred twenty (120) days after the initial filing of the Registration Statement with the SEC. Notwithstanding the foregoing, the parties understand and agree that the offer and sale of Shares pursuant to the Registration Statement shall not be underwritten.

           5.2  Transfer of Shares After Registration; Suspension. The Investor
                -------------------------------------------------
agrees that it will not effect any disposition of the Shares except as contemplated in the Registration Statement referred to in Section 5.1 or as otherwise permitted by law and by this Agreement, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                (a) The Company agrees that any Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) filed by the Company covering the Shares will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided that the Company makes no representation or warranty regarding information relating to any Investor, the Shares sold by any Investor or the intended method of distribution of such Shares that is contained in any Registration Statement and shall not be responsible for the accuracy or completeness of any such information to any Investor or Investor. Except in the event that Section 5.5 below applies, the Company shall: (i) subject to the proviso in the preceding sentence of this
Section 5.2(a), prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to the Investor of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 5.2(b)(i); and (iii) inform the Investor that the Company has complied with its obligations in
Section 5.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 5.2(b)(i) hereof when the amendment has become effective).

                (b) In the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or a related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) except for those events or circumstances that are the subject of Section 5.4 below, of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing
                              -----------------
and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until
                                                              ----------
the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension (except pursuant to Section 5.4 below), the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within twenty (20) business days, in the case of clauses
(b)(i)-(iii) above, or five (5) business days, in the case of clause (b)(iv) above, after delivery of a Suspension Notice to the Investor, will prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to the Investor as the Investor may reasonably request. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance of the Company's obligations in this Section 5.2(b) in the event that the Company fails to comply with the provisions of this Section 5.2(b). Subject to the Company's rights under this Section 5.2(b), the Company will use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its best efforts to obtain the withdrawal of such order at the earliest possible time and to notify the Investor of the issuance of such order and the resolution thereof. If the use of the Registration Statement is suspended by the Company, the Company will promptly give notice of the suspension to all Investor whose Shares are covered by the Registration Statement, and will promptly notify each such Investor as soon as the use of the Registration Statement may be resumed.

                (c) Provided that a Suspension is not then in effect the Investor may sell the Shares under the Registration Statement, provided that it arranges for delivery of a current

Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

        5.3   Review by the Investor. The Company will permit a single firm of
              ----------------------
legal counsel, designated by the Investor or their permitted transferees or assignees who hold a majority in interest of the Shares being sold pursuant to a Registration Statement (not including other shares that may be sold pursuant to the Registration Statement), to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) for a reasonable period of time prior to its filing with the SEC, and will not file any document in a form to which such counsel reasonably objects, unless otherwise required by law in the opinion of the Company's counsel; provided, that, any deadline imposed by this Agreement with respect to the filing or effectiveness of such Registration Statement shall be stayed pending resolution of such objection. The fees and expenses of such counsel shall be paid by the Investor. The sections of any such Registration Statement, including information with respect to the Investor, the Investor' beneficial ownership of the Shares of the Company or the Investor' intended method of disposition of the Shares, must conform to the information provided to the Company by each of the Investor.

        5.4   Deferral. Notwithstanding anything in this Agreement to the
              --------
contrary and in addition to the rights set forth in Section 5.2(b) hereof, if the Company shall furnish the Investor a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made a good faith determination (i) that continued use by the Investor of the Registration Statement for purposes of effecting offers or sales of Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the Prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction less likely and (iii) that it is therefore essential to suspend the use by the Investor of such Registration Statement (and the Prospectus relating thereto) for purposes of effecting offers or sales of Shares pursuant thereto, then the right of the Investor to use the Registration Statement (and the Prospectus relating thereto) for purposes of effecting offers or sales of Shares pursuant thereto shall be suspended for a period of not more than sixty (60) days after delivery by the Company of the certificate referred to in this Section 5.4 (the "Suspension Period"). During the Suspension Period, none of the Investor shall
 -----------------
offer or sell any Shares pursuant to, or in reliance upon, the Registration Statement (or the Prospectus relating thereto).

        5.5   Limit on Suspensions. Notwithstanding anything contained in
              --------------------
Sections 5.2 or 5.4, the Investor shall not be prohibited from selling the Shares under the Registration Statement as a result of suspensions specified in
Section 5.2(b)(iv) or 5.4 on more than two (2) occasions of not more than sixty
(60) days each in any twelve-month period.

        5.6   Delay in Effectiveness of Registration. In the event that the
              --------------------------------------
Registration Statement is not declared effective within one hundred and twenty
(120) days after the date of filing of the Registration Statement, the Company shall pay to the Investor liquidated damages in an amount equal to 0.5% (the "Penalty Percentage") of the number of the Shares purchased
                    ------------------
by the Investor pursuant to this Agreement for each week or portion thereof after one hundred and twenty (120) days after the filing date of the Registration Statement that the Registration Statement is not declared effective, provided, however, that (i) if the Company has filed the Registration
           --------  -------
Statement with the SEC by the Filing Date, the amount of the Penalty Percentage shall be equal to 0.3333% rather than 0.5%; (ii) no such payment shall be made with respect to any period in which the Common Stock of the Company cannot be traded generally on the Amex, New York Stock Exchange and Nasdaq; (iii) no such payment shall be made with respect to any period in which the Investor may sell all Shares then held by the Investor without registration or without regard to any volume limitations by reason of Rule 144(k) of the Securities Act; and (iv) no additional Shares shall be paid which would result in the aggregate shares purchased by Investor under this Agreement plus the aggregate Shares paid to the Investor pursuant to this Section 5.6 equaling or exceeding 10% of the Company's outstanding shares of Common Stock, determined as of the date of this Agreement. Such liquidated damages shall be paid through the issuance of additional Shares at such time as the Registration Statement is declared effective. Such additional Shares shall also be registered within thirty (30) days of issuance under the terms and conditions described in Sections 5.1(a) - (h) hereof.

        5.7   Indemnification.
              ---------------

              (a)   For the purpose of this Section 5.7:

                    (i)   The term "Selling Stockholder" shall include the
                                    -------------------
Investor and each person, if any, who controls the Investor within the meaning of the Securities Act or any affiliate of such Investor within the meaning of the Securities Act;

                    (ii)  The term "Registration Statement" shall include any
                                    ----------------------
final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5.1; and

                    (iii) The term "untrue statement" shall include any untrue
                                    ----------------
statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (b) The Company agrees to indemnify and hold harmless each Selling Stockholder and its affiliates (as defined in Rule 405 under the Securities Act) and their respective directors, officers, employees, agents and controlling persons (each, an "Selling Indemnified Party") from and against any
                               -------------------------
losses, claims, damages, liabilities or expenses, joint or several, to which such Selling Indemnified Party may become subject (under the Securities Act, the Exchange Act or otherwise), including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or pursuant to Rule 434 of the rules and regulations of the SEC, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are
 ----------
based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or under law, and will reimburse each Investor and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Investor or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company shall reimburse such Selling Indemnified Party for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Indemnified Party specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections 5.2 or 5.4 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to such Selling Indemnified Party prior to the pertinent sale or sales by such Selling Indemnified Party.

                (c) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Sections 5.2 or 5.4 hereof, or (ii) any untrue statement of a material fact contained in the Registration Statement or Prospectus, or in any amendment or supplement to the Registration Statement or Prospectus, but only to the extent that such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement, and such Investor will reimburse the Company (or such officer, director or controlling person) and each other Investor (and controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that such Investor shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which such Investor has delivered notice to the Company in writing pursuant to the requirements of Section 10.6 hereof of a correction before the occurrence of the transaction from which such loss was incurred, and such Investor will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person and each other Investor (and controlling person) for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the

Registration Statement or controlling person or each other Investor or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

          (d) If any action is brought against an indemnified person in respect of which indemnity may be sought against the indemnifying person pursuant to this Section 5.7, such indemnified person shall promptly notify the indemnifying person, as applicable, in writing of the institution of such action, and the indemnifying person, as applicable, shall assume the defense of such action, including the employment of counsel of its choosing (who shall not, except with the reasonable consent of the Company, be counsel to the Investor) and payment of expenses, provided, however, that any failure or delay to so notify the indemnifying person, as applicable, will not relieve the indemnifying person, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired or otherwise prejudiced by such failure or delay, and after notice from the indemnifying person to such indemnified party of its election so to assume the defense thereof, the indemnifying person will not be liable to such indemnified person under this Section for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof other than reasonable costs of investigation. Such indemnified person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified person unless the employment of such counsel shall have been authorized in writing by the indemnifying person, as applicable, in connection with the defense of such action, or the indemnifying person, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of such action by such indemnified person or such indemnified person shall have reasonably concluded (based on the advice of counsel) that there exists an actual and material conflict of interest between the interests of the indemnifying person and such indemnified person in connection with such action (in which case the indemnifying person shall not have the right to direct the defense of such action on behalf of the indemnified person), in any of which events such fees and expenses shall be borne by the indemnifying person, as applicable, and paid as incurred (it being understood, however, that the indemnifying person shall not be liable for the expenses of more than one separate firm of attorneys for all indemnified persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified persons who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the indemnifying person shall not be liable for any settlement of any such claim or action effected without its prior written consent.

          (e) If the indemnification provided for in this Section 5.7 is unavailable to an indemnified person under sections (b) and (c) of this Section
5.7 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, expenses, liabilities, damages or claims in such proportion as is appropriate to reflect the relative benefits received by the indemnified person and indemnifying person from the sale of the Shares, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but the relative fault of the indemnified person and the indemnifying person in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each indemnified person on the other shall be deemed to be in the same proportion as the amount paid by such indemnified person to the Company pursuant to this Agreement for the Shares purchased by such indemnified person that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such indemnified person paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Investor from such sale. The relative fault shall be determined by reference to, among other things, whether the untrue statement or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Indemnified Party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Investor were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). Notwithstanding the provisions of this subsection (e), no Investor shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 5.7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 5.7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 5.7, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 5.7 and further agree not to attempt to assert any such defense.

     5.8  Termination of Conditions and Obligations. The conditions precedent
          -----------------------------------------
imposed by Article II or this Article V upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     5.9  Information Available. So long as the Registration Statement is
          ---------------------
effective covering the resale of the Shares owned by an Investor, the Company will furnish to the Investor:

          (a) upon the request of the Investor, as soon as practicable after it is available (but in the case of the Company's Annual Report to Stockholders, within one hundred twenty (120) days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants); (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits); (iii) if not included in substance in its Quarterly Reports to Stockholders, its quarterly reports on Form 10-Q; or (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

          (b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraphs (a)(ii), (iii) and (iv) of this Section
5.7 as filed with the SEC and all other information that is made available to stockholders; and

          (c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise reasonably cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company with respect thereto.

     5.10 Rule 144 Information. In order to make available to the Investor the
          --------------------
benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit the Investor to sell the Shares of the Company to the public without registration, the Company will use its best efforts to:

          (a) file with the SEC in a timely manner, and make and keep available, all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein limits the Company's obligations under Section 4.3 hereof) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

          (b) furnish to the Investor, so long as the Investor holds any Shares, promptly upon the Investor's request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC and (iii) such other information as may be reasonably requested to permit the Investor to sell such Shares pursuant to Rule 144 without registration.

     5.11 Assignment of Registration Rights. The rights of the Investor
          ---------------------------------
hereunder, including the right to have the Company register the Shares pursuant to this Agreement, will be automatically assigned by the Investor to permitted transferees or assignees of all or any portion of the Shares who receive Shares in increments of no less than 50,000 Shares (except for transfers or assignments to affiliates, which shall not be so limited in number of Shares), but only if
(a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the Shares with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) the transferee is an "accredited investor" as that term is defined in Rule 501 of Regulation D and (f) the transfer of Shares is made in accordance with the provisions of Section 2.6 hereof; provided, however, that if as a result of such transfers or assignments an Investor transfers or assigns Shares purchased at the Closing to ten or more separate persons or entities, then the Investor, and not the subsequent transferees or assignees, shall have the right to enforce the terms of, and receive notices under, Section 5.7 of this Agreement.

                                   Article VI
                 TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

     6.1  Issuance of Certificates. At the Closing, the Company shall authorize
          ------------------------
its transfer agent (the "Transfer Agent") to arrange delivery to the Investor of
                         --------------
one or more stock certificates representing the number of Shares set forth on the signature pages hereto, each such certificate to be registered in the name of the Investor or, if so indicated by the Investor, in the name of a nominee designated by the Investor, and the Transfer Agent shall deliver to the Investor a certificate as to the issuance of the Shares in form and substance reasonably acceptable to the Investor. All such stock certificates will bear the restrictive legend described in Section 2.7, except as otherwise specified in this Article VI. The Company will not give to the Transfer Agent any instruction other than as described in this Article VI and stop-transfer instructions to give effect to Section 2.7 hereof (prior to registration of the Shares under the Securities Act). Nothing in this Section will affect in any way the Investor's obligations and agreement set forth in Sections 2.6 and 2.7 hereof to include the Shares in an effective registration statement or in compliance with an exemption from the registration requirement of applicable securities laws.

     6.2  Unrestricted Shares. If, unless otherwise required by applicable state
          -------------------
securities laws, (a) the Shares represented by a certificate have been registered under an effective registration statement filed under the Securities Act, or (b) subject to compliance with Section 2.6(a) hereof, a holder of the Shares provides the Company and the Transfer Agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act and such sale either has occurred or may occur without restriction on the manner of such sale or transfer, the Company will permit the transfer of the Shares, and the Transfer Agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder. In the event that the restrictive legend is removed from any of the certificates for the Shares and thereafter the effectiveness of a registration statement covering such Shares is suspended or terminated or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon a reasonable advance notice to the Investor the Company may require that the restrictive legend be placed on any certificates for the Shares that cannot be sold pursuant to an effective registration statement, and the Investor shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Shares may again be sold pursuant to an effective registration statement or Rule 144, subject to the receipt of an opinion of counsel as described in clause (b) above.

                                  Article VII
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

         The obligation of the Company to issue and sell the Shares to the Investor at the Closing is subject to the satisfaction by such Investor, on or before the Closing Date, of each of the following conditions. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         7.1 The Investor will have executed and delivered this Agreement to the Company.

         7.2 The representations and warranties of the Investor must be true and correct as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investor will have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Investor at or prior to the Closing.

         7.3 The Investor will have delivered the purchase price for the Shares to the Company in accordance with this Agreement.

         7.4 No proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit alter, prevent or materially delay the Closing shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending. In addition, the sale of the Shares shall not be prohibited by any law or governmental order or regulation.

                                  Article VIII
               CONDITIONS TO THE INVESTOR'S OBLIGATION TO PURCHASE

         The obligation of the Investor hereunder to purchase the Shares from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions. These conditions are for the Investor's respective benefit and may be waived by the Investor at any time in its sole discretion:

         8.1 The Company will have executed and delivered this Agreement to the Investor.

         8.2 The representations and warranties of the Company must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date) and the Company must have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing. The Investor must have received a certificate or certificates dated as of the Closing Date and executed by the Chief Executive Officer or the Chief Financial Officer of the Company certifying as to such matters as may be reasonably requested by the Investor, including, but not limited to, the representations and warranties of the Company made herein, the Company's Certificate of Incorporation, as amended, and Bylaws, as amended, Board of Directors' resolutions relating to the transactions contemplated hereby and the incumbency and signatures of each of the officers of the Company who may execute on behalf of the Company any document delivered at the Closing.

     8.3 Trading and listing of the Common Stock on Amex must not have been suspended by the SEC or Amex.

     8.4 The Investor will have received an opinion from Allen Matkins Leck Gamble & Mallory LLP, counsel for the Company, dated as of the Closing Date and addressed to the Investor, as to the matters addressed in Exhibit A attached
                                                          ---------
hereto.

                                   Article IX
                                   DEFINITIONS

     9.1 "Closing" means the closing of the purchase and sale of the Shares
          -------
under this Agreement.

     9.2 "Closing Date" has the meaning set forth in Section 1.3.
          ------------

     9.3 "Common Stock" means the common stock, $0.01 par value per share, of
           ------------
the Company.

     9.4 "Company" means Anworth Mortgage Asset Corporation, a Maryland
          -------
corporation.

     9.5 "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

     9.6 "Investor" means the Investor whose names are set forth on the
          --------
signature pages of this Agreement.

     9.7 "Material Adverse Effect" means a material adverse effect on (a) the
          -----------------------
business, operations, assets or financial condition of the Company on a consolidated basis or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement. .

     9.8 "Amex" means the American Stock Exchange.
          ----

     9.9 "Regulation D" means Regulation D as promulgated under by the SEC under
          ------------
the Securities Act.

     9.10 "Rule 144" and "Rule 144(k)" mean Rule 144 and Rule 144(k),
           --------       -----------
respectively, promulgated under the Securities Act, or any successor rule.

     9.11 "SEC" means the United States Securities and Exchange Commission.
           ---

     9.12 "Securities Filings" has the meaning set forth in Section 3.1.
           ------------------

        9.13   "Shares" means the Common Stock to be sold pursuant to this
                ------
Agreement.

        9.14   "Securities Act" means the Securities Act of 1933, as amended,
                --------------
and the rules and regulations thereunder, or any similar successor statute.

                                  ARTICLE X
                          GOVERNING LAW; MISCELLANEOUS

        10.1   Governing Law; Jurisdiction. This Agreement shall be governed by,
               ---------------------------
and construed in accordance with, the internal laws of the State of California without giving effect to the principles of conflicts of law. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in
                                   -------------------
the federal courts of the United States of America located in the County of Los Angeles or the courts of the State of California in each case located in the County of Los Angeles (collectively, the "Specified Courts"), and each party
                                          ----------------
irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such
 ----------------
courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction.

        10.2   Counterparts; Signatures by Facsimile. This Agreement may be
               -------------------------------------
executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed pages to be physically delivered to the other parties within five business days of the execution hereof.

        10.3   Headings. The headings of this Agreement are for convenience of
               --------
reference only, are not part of this Agreement and do not affect its interpretation.

        10.4   Severability. If any provision of this Agreement is invalid or
               ------------
unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

        10.5   Entire Agreement; Amendments. This Agreement (including all
               ----------------------------
schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof . No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

        10.6   Notices. Any notices required or permitted to be given under the
               -------
terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five (5) days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications are:

        If to the Company:         Anworth Mortgage Asset Corporation
                                   1299 Ocean Ave., #200, Santa Monica, CA 90401
                                   Attention: Lloyd McAdams
                                   ---------
                                   Facsimile number:  (310) 434-0100
                                   ----------------

        With a copy to:            Allen Matkins Leck Gamble & Mallory LLP
                                   1901 Avenue of the Stars, 18/th/ Floor
                                   Los Angeles, CA 90067
                                   Attention: Mark Kelson, Esq.
                                   ---------
                                   Facsimile number: (310) 788-2410
                                   ----------------

        If to an Investor: To the address set forth immediately below such Investor's name on the signature pages hereto.

        Each party will provide written notice to the other parties of any change in its address.

        10.7   Successors and Assigns. This Agreement is binding upon and inures
               ----------------------
to the benefit of the parties and their successors and assigns. The Company may assign this Agreement or any rights or obligations hereunder in connection with a merger, consolidation, sale of all or substantially all of the Company's assets or sale of 50% or more of the outstanding equity securities of the Company without the prior written consent of the Investor, and no Investor may assign this Agreement or any rights or obligations hereunder except as provided in Section 5.9 hereof. Notwithstanding the foregoing, an Investor may assign its rights and obligations under Article V hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an "accredited investor" (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement (provided, however, that any transfer of Shares to such affiliate complies with Section 2.6 hereof).

     10.8  Third-Party Beneficiaries. This Agreement is intended for the benefit
           -------------------------
of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     10.9  Survival. The representations and warranties of the Company and the
           --------
Investor set forth herein will survive the Closing hereunder. The Company makes no representations or warranties in any oral or written information provided to Investor, other than the representations and warranties included herein. The covenants of the Company in Article IV and V hereof shall terminate as to the Investor at the expiration of the Registration Period, except that the covenants in Section 5.7 shall survive such termination.

     10.10 Further Assurances. Each party will do and perform, or cause to be
           ------------------
done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     10.11 No Strict Construction. The language used in this Agreement is deemed
           ----------------------
to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                            [Signature page follows]

     IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Agreement to be duly executed as of the date first above written.

                                 COMPANY:

                                         ANWORTH MORTGAGE ASSET
                                         CORPORATION

                                        By:  /s/ Lloyd McAdams
                                           -------------------------------------
                                           Lloyd McAdams,
                                           Chairman of the Board, President and
                                           Chief Executive Officer

                                 INVESTOR:

                                           By: /s/ Eric Billings
                                              ----------------------------------
                                              (Signature)

                                           Name:     Eric Billings
                                                   -----------------------------
                                           Title:  Chairman and Chief Executive
                                                   Officer
                                                   -----------------------------
                                           Shares of Common Stock:   500,000
                                                                   -------------
                                           Aggregate Purchase Amount: $3,890,625
                                           Residence: NA
                                           Mailing Address:  1001 19th Street
                                                           ---------------------
                                           North, Arlington, VA 22209
                                           -------------------------------------
                                           Facsimile No.:  (703) 312-9559
                                           E-mail Address: rhendrix@fbr.com
                                           Attention: Rick Hendrix

                      SIGNATURE PAGE TO PURCHASE AGREEMENT

                                    EXHIBIT A
                                    ---------

               OPINION OF ALLEN MATKINS LECK GAMBLE & MALLORY, LLP

     (1) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own its properties and to conduct its business as described in the Prospectus and to execute this Agreement and to perform its obligations under this Agreement;

     (2) the authorized and outstanding capital stock of the Company consists of: (i) __________ shares of Preferred Stock, par value $0.01 per share, none of which are issued or are outstanding, and (ii) ________________ shares of Common Stock, par value $0.01 per share, of which ____________ shares are issued and outstanding;

     (3) the outstanding shares of capital stock of the Company have been duly authorized by all necessary corporate action on the part of the Company and are validly issued, fully paid and non-assessable;

     (4) none of the stockholders of the Company nor any other persons have any preemptive rights with respect to the Shares under applicable law, the Company's charter or by-laws, or to such counsel's knowledge, any other agreement to which the Company is a party;

     (5) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and this Agreement has been duly executed and delivered by the Company;

     (6) the Shares have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and deliver of the Shares in accordance with this Agreement and the countersigning of the certificate or certificates representing the Shares by a duly authorized officer of the registrar for the Company's Common Stock, the Shares will be validly issued, fully paid and nonassessable; and

     (7) On the assumption that the representations of the Investor in the Purchase Agreement are correct, the offer and sale of the Shares to the Investor pursuant to the terms of the Purchase Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from the qualification requirements of the California Corporate Securities Law of 1968, as amended.

                                       A-1